Exhibit 32

BANK OF HAWAII CORPORATION

Section 1350 Certification

We hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Bank of Hawaii Corporation (the “Issuer”) for the quarterly period ended June 30, 2004 (the “Periodic Report”):

•                  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  July 28, 2004

/s/ Michael E. O’Neill
Michael E. O’Neill
Chairman of the Board and Chief Executive Officer

/s/ Allan R. Landon
Allan R. Landon
President and Chief Operating Officer

/s/ Richard C. Keene
Richard C. Keene
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Periodic Report or as a separate disclosure document.